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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                 DATE OF EARLIEST EVENT REPORTED: June 26, 2006


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

     On June 26, 2006, Atwood Oceanics, Inc. (NYSE: ATW), announced that the ATWOOD SOUTHERN CROSS, owned and operated by its wholly- owned subsidiary,
Atwood Oceanics Pacific Limited, has been awarded a contract by Vanco International Ltd. ("VANCO") to drill one (1) firm well with an option to drill one (1) additional well in the Black Sea off the coast of Ukraine. Revenues from the contract are estimated at US$13 Million (based upon the single firm well plus some rig mobilization time totaling approximately 43 days) or US$26 Million if the option well is drilled. VANCO will, in addition, provide a tow vessel during the rig mobilization phase of the project. The drilling of the one (1) firm well is estimated to take around 40 days to complete and if the one (1) option well is drilled, the program could extend another 40 days. This contract will commence immediately upon the rig completing its current commitments in the Black Sea for Melrose Resources, Toreador Turkey Limited and Turkiye Petrolleri A.O. (the VANCO contract may commence as early as August 2007 or as late as January 2008, depending upon the exercise of previous option wells).

     A copy of the press release announcing the ATWOOD SOUTHERN CROSS contract is filed with the Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-99.1  Press Release dated June 26, 2006



     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.


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                                  EXHIBIT INDEX


EXHIBIT NO.                                          DESCRIPTION


EX - 99.1                                   Press Release dated June 26, 2006

















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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATWOOD OCEANICS, INC.
                                   (Registrant)



                                   /s/ James M. Holland
                                   James M. Holland
                                   Senior Vice President

                                   DATE: June 26, 2006













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                               EXHIBIT EX. - 99.1

                          ATWOOD ANNOUNCES CONTRACT FOR
                              ATWOOD SOUTHERN CROSS



Houston, Texas
26 June 2006

FOR IMMEDIATE RELEASE

     On June 26, 2006, Atwood Oceanics, Inc. (NYSE: ATW), announced that the ATWOOD SOUTHERN CROSS, owned and operated by its wholly- owned subsidiary,
Atwood Oceanics Pacific Limited, has been awarded a contract by Vanco International Ltd. ("VANCO") to drill one (1) firm well with an option to drill one (1) additional well in the Black Sea off the coast of Ukraine. Revenues from the contract are estimated at US$13 Million (based upon the single firm well plus some rig mobilization time totaling approximately 43 days) or US$26 Million if the option well is drilled. VANCO will, in addition, provide a tow vessel during the rig mobilization phase of the project. The drilling of the one (1) firm well is estimated to take around 40 days to complete and if the one (1) option well is drilled, the program could extend another 40 days. This contract will commence immediately upon the rig completing its current commitments in the Black Sea for Melrose Resources, Toreador Turkey Limited and Turkiye Petrolleri A.O. (the VANCO contract may commence as early as August 2007 or as late as January 2008, depending upon the exercise of previous option wells).


     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.


                                                          Contact:  Jim Holland
                                                                 (281) 749-7804


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